UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 1, 2011

Commission File Number: 0-24260

AMEDISYS, INC.

(Exact Name of Registrant as specified in its Charter)

Delaware	11-3131700
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

5959 S. Sherwood Forest Blvd., Baton Rouge, LA 70816

(Address of principal executive offices, including zip code)

(225) 292-2031 or (800) 467-2662

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 — FINANCIAL INFORMATION

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 1, 2011, Amedisys, Inc. (“we,” “us,” “our” or the “Company”) issued a press release announcing our financial results for the three and nine-month periods ended September 30, 2011. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information presented in Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless we specifically state that the information is to be considered “filed” under the Exchange Act or specifically incorporate it by reference in any filing under the Securities Exchange Act of 1933, as amended, or the Exchange Act.

SECTION 5 — CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Effective October 27, 2011, Michael D. Snow, the Company’s Chief Operating Officer, departed the company to pursue other opportunities. The responsibilities for the Company’s operations formerly overseen by Mr. Snow will be assumed by William F. Borne, the Company’s Chief Executive Officer. Mr. Snow will receive compensation in accordance with the provisions in his Employment Agreement regarding termination without cause or resignation for good reason, as described in the Company’s Proxy Statement for its 2011 Annual Meeting of Stockholders, as filed with the Securities and Exchange Commission on April 27, 2011 (the “2011 Proxy”).

Effective November 1, 2011, the Company’s Board of Directors has appointed Ronald A. LaBorde, who has served as the Company’s Lead Director since February 2003 and as a member of the Company’s Board of Directors since 1997, as the Company’s new President. It is intended that Mr. LaBorde will assume the additional role of Chief Financial Officer effective January 1, 2012. As of that date, Dale E. Redman, the Company’s current Chief Financial Officer, will transition to the role of Executive Vice President and Treasurer in anticipation of his planned retirement during the first quarter of 2012.

Mr. LaBorde will remain a member of the Company’s Board of Directors following his appointment as President. Contemporaneously with the execution of his Employment Agreement, Mr. LaBorde will resign from his position as Lead Director and as a member of each of the Audit, Compensation, Nominating and Corporate Governance and Quality of Care Committees of the Board of Directors.

The Company expects to enter into an Employment Agreement with Mr. LaBorde during the course of the week and intends to file a separate Form 8-K describing the terms of the agreement. Biographical information regarding Mr. LaBorde is contained in the 2011 Proxy and is incorporated herein by reference.

Effective contemporaneously with Mr. LaBorde’s employment with the Company and resignation as Lead Director, the Board of Directors has appointed Donald A. Washburn, a member of the Company’s Board of Directors since 2004, as the Company’s new Lead Director.

SECTION 7 – REGULATION FD

ITEM 7.01. REGULATION FD DISCLOSURE

Item 2.02 of this Current Report on Form 8-K is incorporated herein by reference.

The information presented in Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, unless we specifically state that the information is to be considered “filed” under the Exchange Act or specifically incorporate it by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

99.1	Press release dated November 1, 2011, announcing the Company’s financial results for the three and nine-month periods ended September 30, 2011 (furnished only)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMEDISYS, INC. (Registrant)

By:	/s/ Dale E. Redman
Dale E. Redman Chief Financial Officer and Duly Authorized Officer

DATE: November 1, 2011

Exhibit Index

Exhibit No.	Description
99.1	Press release dated November 1, 2011, announcing the Company’s financial results for the three and nine-month periods ended September 30, 2011 (furnished only)

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